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                                                                 EXHIBIT 10.24.2


                             STOCK PLEDGE, SECURITY
                        AGREEMENT AND POWER OF ATTORNEY


         THIS STOCK PLEDGE, SECURITY AGREEMENT and POWER OF ATTORNEY (this "Agreement"), is entered into as of February 20, 1997, by David J. Benjamin, III ("Pledgor"), in favor of Capstar Broadcasting Partners, Inc., a Delaware corporation ("Pledgee"), whose principal place of business for notice hereunder is 600 Congress Avenue, Suite 1400, Austin, Texas 78701.

                                   RECITALS:

         Pledgor desires to purchase and Pledgee desires to sell 363,636 shares of Class A Common Stock, par value $0.01 per share (the "Common Stock"), of Pledgee.

         Pledgee has loaned $396,363.64 to Pledgor, as evidenced by that certain promissory note of even date herewith (the "Note") in order to purchase the 363,636 shares of Common Stock; and

         It is a condition to the making of such loan that Pledgor deliver to Pledgee this Agreement for the purpose of securing the repayment of the Note;

                                  AGREEMENTS:

         In order to induce Pledgee to loan monies to Pledgor and for other good and valuable consideration, whose receipt and sufficiency are hereby acknowledged, Pledgor agrees as follows:

         Section 1. PLEDGE. Pledgor hereby pledges to Pledgee and grants to Pledgee a security interest in 363,636 shares of the Common Stock (the "Pledged Shares"), and all dividends, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the Pledged Shares.

         Section 2. SECURITY FOR OBLIGATIONS. This Agreement secures the payment of all principal from time to time outstanding under the Note and all interest thereon and all other obligations of Pledgor now or hereafter existing thereunder (collectively, the "Obligations").

         Section 3. DELIVERY OF PLEDGED SHARES. All certificates or instruments representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly
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executed instruments of transfer or assignment in blank.  Pledgee shall have the right to register in the name of Pledgee or any of Pledgee's nominees any or all of the Pledged Shares, subject only to the revocable rights specified in
Section 6(a). Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

         Section 4. REPRESENTATIONS AND WARRANTIES. Except as pursuant to that certain Stockholders Agreement dated as of November 26, 1996, as such may be amended, to which Pledgor is a party as of the date hereof (the "Stockholders Agreement"), and that certain Mandatory Buyback Agreement of even date herewith (the "Buyback Agreement"), Pledgor represents and warrants that he is the legal and beneficial owner of the Pledged Shares free and clear of any lien, security interest, restriction on transfer, voting rights restriction, option or other charge or encumbrance, and that Pledgor has full right and power to transfer the Pledged Shares to the Pledgee free and clear of any interests described herein.

         Section 5. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, as may be reasonably requested by Pledgee in order to perfect and protect any security interest granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Shares.

         Section 6.  VOTING RIGHTS; DIVIDENDS; ETC.

                 (a) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing and in accordance with the terms and conditions of the Stockholders Agreement, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement, and Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise such voting and other rights.

                 (b) Upon the occurrence of any Event of Default, all the rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6.(a) hereof shall cease, and all such rights shall thereupon become vested in Pledgee who shall thereupon have the sole right to exercise such voting and other consensual rights.

                 (c) Any and all dividends, distributions and interest paid in respect of the Pledged Shares, including without limitation any and all

                          (1) dividends and interest paid or payable other than in cash in respect of, any instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Shares,





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                          (2)     dividends and other distributions paid or
                 payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with the reduction of capital, capital surplus or paid-in surplus, and

                          (3) cash paid, payable or otherwise distributed in respect of principal, or in the redemption of, or in exchange for, any Pledged Shares, shall be, and shall be forthwith delivered to Pledgee to be held by Pledgee as, Pledged Shares and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor and be forthwith delivered to Pledgee as Pledged Shares in the same form as so received (with any necessary endorsement).

         Section 7. TRANSFERS AND OTHER LIENS. Except as set forth below, Pledgor agrees that it will not (a) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Shares or (b) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Shares, except for the security interest created by this Agreement. Pledgor may sell, upon the prior written consent of Pledgee, any or all of the Pledged Shares free and clear of the lien created hereby (and Pledgee will release such lien and deliver certificates representing the Pledged Shares to be so sold) if (1) such sale is pursuant to the terms and conditions of the Stockholders Agreement, (2) sale is a bona fide arms' length transaction with a party unrelated to Pledgor, (3) such sale is for all cash and (4) the proceeds of such sale are applied in payment of the Obligations (with any proceeds remaining after payment in full of all the Obligations to be retained by Pledgor). The foregoing provision shall not operate to relieve Pledgor from compliance with any right of first refusal in favor of Pledgee that may exist in connection with such sale.

         Section 8. EVENTS OF DEFAULT. Any of the following events shall constitute an event of default ("Event of Default") under this Agreement:

                 (a) the default by Pledgor in the payment of any principal of or interest on the Note when the same shall become due, either by the terms thereof or as otherwise provided herein, and such default is not cured by Pledgor within any applicable grace period;

                 (b) the default by Pledgor in the performance of any other covenant, condition or term of the Obligations in accordance with the terms thereof, and such default is not cured by Pledgor within any applicable grace period;

                 (c) the default by Pledgor in the performance of any covenant, condition or term of this Agreement, the Note or of any other instrument evidencing, securing or relating to the Obligations, and such default is not cured by Pledgor within any applicable grace period;

                 (d) the default by Pledgor in the performance of any covenant, condition or term of the Buyback Agreement;





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                 (e)      any representation or warranty made in writing by
Pledgor in this Agreement or in the Note or any other instrument evidencing, securing or relating to the Obligations shall be false or misleading in any material respect on the date as of which made;

                 (f) any petition in bankruptcy is filed by or against Pledgor or any proceeding in bankruptcy or similar proceeding under the laws or regulations of any applicable jurisdiction relating to the relief of debtors is commenced by or against Pledgor, or any action is taken in furtherance of the foregoing;

                 (g) if Pledgor makes any assignment for the benefit of her or its creditors;

                 (h) any receiver or other court or government official is appointed to take possession or control of any of Pledgor's property; or

                 (i) any order of attachment, lien, distraint, garnishment or other levy is issued against any of Pledgor's funds or other property and remains unstayed for a period of 30 days.

         Section 9. REASONABLE CARE. Pledgee shall be deemed to have exercised reasonable care in the custody and the preservation of the Pledged Shares in Pledgee's possession, if the Pledged Shares are accorded treatment substantially equal to that which Pledgee accords Pledgee's own property, it being understood that Pledgee shall have no responsibility for (a) ascertaining or taking action with respect to costs, conversions, changes, maturities, tenders or other matters relative to any Pledged Shares, whether or not Pledgee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Shares.

         Section 10. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

                 (a) Pledgee may elect to declare all or any part of the Obligations secured hereby immediately due and payable in full, without notice, demand, presentment, notice of intent to accelerate, notice of acceleration or any other notice, all of which Pledgor hereby expressly waives (except such notice as may be required by law and cannot be waived).

                 (b) Pledgee may exercise in respect of the Pledged Shares, in addition to other rights and remedies provided for herein or otherwise available to Pledgee, all the rights and remedies of a secured party in default under all applicable laws in effect in the State of Texas at that time and Pledgee may also, without notice except as specified below, sell the Pledged Shares or any part thereof in one or more parcels in a public or private sale, at any exchange, broker's board, for cash, on credit or for future delivery and upon such other terms as Pledgee may deem commercially reasonable period. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of the Pledged Shares regardless of notice of sale having been given. Pledgee may adjourn





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any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                 (c) Any cash held by Pledgee as Pledged Shares and all cash proceeds received by Pledgee in respect of any sale of, collection from, or other realization of all or any part of Pledged Shares, may, in the discretion of Pledgee, be held by Pledgee as collateral for, and/or then or at any time thereafter applied in whole or in part by Pledgee against all or any part of the Obligations. Any surplus of such cash or cash proceeds held by Pledgee and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         Section 11. EXPENSES. Pledgor shall upon demand pay to Pledgee any and all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by Pledgee in connection with protecting Pledgee against the claims or interests of any third person with respect to the Pledged Shares, and in exercising any right or remedy conferred by this Agreement or by law.

         Section 12.  AMENDMENTS.   No amendment or waiver of any provision of
this Agreement shall in any event be effective unless the same shall be in writing and signed by both Pledgor and Pledgee.

         Section 13. RETURN OF THE PLEDGED SHARES. Upon the full payment and performance of the Obligations, this Agreement and the pledge effected hereby shall be null and void and the Pledged Shares shall promptly be returned to Pledgor by Pledgee.

         Section 14. CONTINUING SECURITY AGREEMENT. This Agreement shall create a continuing security interest in the Pledged Shares and shall (a) remain in full force and effect until payment in full of the Obligations and
(b) be binding upon Pledgor, his successors and assigns.

         Section 15. GOVERNING LAW; TERMS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.





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         Executed as of the date first written above.


                                    PLEDGOR:



                                    /s/ David J. Benjamin, III
                                    --------------------------------------------
                                    David J. Benjamin, III




                                    PLEDGEE:

                                    CAPSTAR BROADCASTING PARTNERS, INC.



                                    By:      /s/ William S. Banowsky, Jr.
                                       -----------------------------------------
                                    Name:    William S. Banowsky, Jr.
                                    Title:   Executive Vice President





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